July 24, 2025 Second Quarter 2025 Earnings Conference Call EXHIBIT 99.2

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from mature oil and gas wells Lowering Decommissioning Costs Safely returning the seabed to its original state Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

Page 3 © 2025 Helix ESG This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; future economic or political conditions; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition and any subsequently identified legacy issues with respect thereto; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; complexities of global political and economic developments; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. Forward-Looking Statements

4 Page 4 © 2025 Helix ESG • Executive Summary (pg. 5) • Operational Highlights (pg. 8) • Key Financial Metrics (pg. 13) • 2025 Outlook (pg. 15) • Non-GAAP Reconciliations and Supplemental Information (pg. 20) • Questions and Answers Agenda

Executive Summary

6 Page 6 © 2025 Helix ESG Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 6/30/25 6/30/24 3/31/25 6/30/25 6/30/24 Revenues 302 $ 365 $ 278 $ 580 $ 661 $ Gross profit 15 $ 75 $ 28 $ 42 $ 95 $ 5% 21% 10% 7% 14% Net income (loss) (3) $ 32 $ 3 $ 0 $ 6 $ Basic earnings (loss) per share (0.02) $ 0.21 $ 0.02 $ 0.00 $ 0.04 $ Diluted earnings (loss) per share $ 0.21 (0.02) $ 0.02 $ 0.00 $ 0.04 $ Adjusted EBITDA1 Business segments 52 $ 110 $ 61 $ 113 $ 166 $ Corporate, eliminations and other (10) (13) (9) (19) (23) Adjusted EBITDA1 $ 97 42 $ 52 $ 94 $ 144 $ Cash and cash equivalents 320 $ 275 $ 370 $ 320 $ 275 $ Net Debt1 $ 44 (8) $ (59) $ (8) $ 44 $ Cash flows from operating activities (17) $ (12) $ 16 $ (1) $ 52 $ Free Cash Flow1 $ (16) (22) $ 12 $ (10) $ 45 $ Six Months Ended 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below Amounts may not add due to rounding

Page 7 © 2025 Helix ESG Second Quarter 2025 Financial Results • Net loss of $3 million, $(0.02) per diluted share • Adjusted EBITDA1 of $42 million • Operating cash flows of $(17) million • Free Cash Flow1 of $(22) million Financial Condition at June 30, 2025 • Cash and cash equivalents of $320 million • Liquidity2 of $375 million • Long-term debt3 of $312 million • Negative Net Debt1 of $8 million Operations • Three vessels with ongoing operations in Brazil • Deployment of third IROV boulder grab and utilization on three boulder grabs during the quarter • Deployment of JD Assister and the i-Plough in the Baltic Sea Commercial • Executed multi-year minimum 800-day trenching contract in July in the North Sea • Contracted 50 days well intervention work in the U.K. for 2026 • Executed three-year framework agreement with Exxon for well decommissioning work in the Gulf of America shelf Second Quarter 2025 Highlights 1 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 2 Liquidity is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL Facility, and excludes cash pledged to the ABL Facility 3 Long-term debt is presented net of unamortized discounts and deferred issuance costs 4 Revenue percentages net of intercompany eliminations Production Maximization 24% Decommissioning 59% Renewables 14% Other 3% Revenue By Market Strategy4 Quarter Ended June 30, 2025

Operational Highlights

Segment Results

($ in millions, unaudited)

	Three Months Ended			Six Months Ended	
	6/30/25	6/30/24	3/31/25	6/30/25	6/30/24
Revenues					
Well Intervention	$ 157	$ 218	$ 198	$ 355	$ 429
Robotics	86	81	51	137	132
Shallow Water Abandonment	51	51	17	67	78
Production Facilities	17	25	20	37	50
Intercompany eliminations	(8)	(10)	(8)	(16)	(27)
Total	$ 302	$ 365	$ 278	$ 580	$ 661
Gross profit (loss) %					
Well Intervention	$ (12) *(8)%*	$ 34 *15%*	$ 24 *12%*	$ 12 *3%*	$ 57 *13%*
Robotics	22 *25%*	31 *38%*	8 *16%*	30 *22%*	39 *30%*
Shallow Water Abandonment	1 *3%*	2 *3%*	(12) *(69)%*	(10) *(15)%*	(8) *(10)%*
Production Facilities	5 *28%*	10 *39%*	7 *38%*	12 *33%*	9 *17%*
Eliminations and other	(1)	(1)	(1)	(1)	(1)
Total	$ 15 *5%*	$ 75 *21%*	$ 28 *10%*	$ 42 *7%*	$ 95 *14%*
Utilization					
Well Intervention vessels	72%	94%	67%	69%	92%
Robotics vessels	95%	97%	67%	84%	86%
Robotics assets (ROVs and trenchers)	62%	76%	51%	57%	67%
Shallow Water Abandonment vessels	60%	58%	30%	45%	49%
Shallow Water Abandonment systems	34%	27%	11%	23%	27%

Second Quarter Utilization

Well Intervention

- Fleet utilization 72%
  - 59% in the Gulf of America/Nigeria (utilization includes 45 days transit and demobilization on the *Q4000*)
  - 50% in the North Sea
  - 97% in Brazil on the *Siem Helix 1* and *Siem Helix 2*
  - 89% on the *Q7000* in Brazil
  - 15K IRS 29% utilized; 10K IRSs idle; ROAM idle

Production Facilities

- *Helix Producer I* operated at full rates
- Thunder Hawk wells shut in; Drosky wells shut in during a portion of Q2

Robotics

- 537 chartered vessel days (95% utilization)
- 157 integrated vessel trenching days
- 2,691 work class ROV days
- 62% overall ROV and trencher utilization

Shallow Water Abandonment

- 60% liftboat, offshore supply vessel (OSV) and crewboat combined utilization
- 68% diving support vessel (DSV) utilization
- 38% utilization on *Epic Hedron* heavy lift barge
- 798 days, or 34%, combined utilization on 20 plug and abandonment (P&A) systems and six coiled tubing (CT) systems

Amounts may not add due to rounding

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10 Page 10 © 2025 Helix ESG • Q4000 (Gulf of America, West Africa) – 82% utilized in Q2; completed work offshore Nigeria and transited to the Gulf of America; vessel demobilized and performed shipyard repairs before commencing three-well decommissioning operations in June; vessel utilization includes 45 days transit and demobilization for which related fees were recognized during the Nigeria project • Q5000 (Gulf of America) – 37% utilized in Q2; completed production enhancement and decommissioning scopes for one customer; vessel then completed its planned five-year shipyard survey before commencing a multi-well enhancement project for another customer in June • Well Enhancer (North Sea) – 100% utilized in Q2; performed decommissioning and production enhancement operations on four wells for three separate customers • Seawell (North Sea) – idle during Q2 • Q7000 (Brazil) – 89% utilized in Q2; performed lower abandonment decommissioning scopes on five wells for Shell • Siem Helix 1 (Brazil) – 94% utilized in Q2; performed decommissioning scopes on five wells for Trident Energy • Siem Helix 2 (Brazil) – 100% utilized in Q2; performed decommissioning scopes on three wells for Petrobras • 15K IRS (Brazil) – 29% utilized in Q2 • 10K IRSs – idle during Q2 • ROAM – idle during Q2 Well Intervention Utilization 1 Gulf of America utilization includes Q4000 utilization offshore Nigeria between Q4 2024 and Q2 2025 on a six-month contract 2 North Sea utilization includes Seawell utilization in the western Mediterranean during Q1 and Q2 2024 3 Q7000 utilization includes utilization in Australia in 2024 and Brazil in 2025

11 Page 11 © 2025 Helix ESG • Grand Canyon II (Asia Pacific) – 69 days (100%) utilized1 in Q2; performed oil and gas ROV support project offshore Malaysia; vessel was off hire for 22 days for crane wire repair • Grand Canyon III (North Sea) – 75 days (82%) utilized in Q2; performed renewables trenching projects for two customers and one oil and gas trenching project for a third customer • Shelia Bordelon (Gulf of America / U.S. East Coast) – 91 days (100%) utilized in Q2; performed one ROV project for oil and gas customer in Gulf of America followed by a transit to US East Coast for renewables ROV support work for three customers • North Sea Enabler (North Sea, Baltic Sea) – 91 days (100%) utilized in Q2; performed renewables trenching for two customers, oil and gas trenching for a third customer and oil and gas ROV support projects for a fourth customer • Glomar Wave (North Sea) – 77 days (84%) utilized in Q2; performed site clearance operations for windfarm project in Baltic Sea; vessel on flexible 270- day charter for 2025 • Trym (North Sea) – 88 days (100%) utilized1 in Q2; performed renewables site clearance operations for one customer • Spot Vessels – 47 days of utilization on the JD Assister in the Baltic Sea in Q2 performing renewables trenching with the i-Plough • Trenching – 157 integrated vessel trenching days1 on renewables and oil and gas trenching projects on Grand Canyon III, North Sea Enabler and JD Assister; 91 days stand-alone trenching on the T1400-1 on a third-party vessel • Site Clearance – 190 days utilization on three IROV boulder grabs on the Trym, Glomar Wave and Shelia Bordelon Robotics Utilization 1 Vessel availability in the utilization percentages in Q2 2025 excludes approximately 22 days on the Grand Canyon II and three days on the Trym during which such vessel was off-charter and no charter costs were payable by Helix 2 Integrated vessel trenching days represents trenching activities utilizing Helix trenchers on Helix-chartered vessels and excludes stand-alone trenching operations on third-party vessels of 49 days, 92 days, 26 days, 90 days and 91 days during Q2 2024, Q3 2024, Q4 2024, Q1 2025 and Q2 2025, respectively 3 Total ROV utilization includes 39 work class ROVs, six trenchers and three IROV boulder grabs, two of which were placed into service in Q1 2024 and Q2 2025

Shallow Water Abandonment Utilization

Q2 utilization higher than prior quarter with the expected seasonal increase in activity levels in the Gulf of America shelf; several vessels remain temporarily stacked as a cost reduction measure based on current market conditions

Offshore

- **Liftboats** – nine liftboats with 74% combined utilization in Q2; two liftboats stacked throughout Q2
- **OSVs** – six OSVs and one crew boat with 42% combined utilization in Q2; three OSVs stacked throughout Q2

Energy Services

- **P&A Systems** – 614 days utilization, or 34%, on 20 P&A systems in Q2
- **CT Systems** – 184 days utilization, or 34%, on six CT systems in Q2

Diving & Heavy Lift

- ***Epic Hedron*** – 38% utilization on heavy lift barge during Q2
- **DSVs** – three DSVs with combined utilization of 68% in Q2



P&A and CT Systems
29%
30%
29%
23%
34%
17%
26%
12%
16%
11%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
P&A Systems
CT Systems



Heavy Lift
88%
46%
41%
38%
0%
0%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Heavy Lift Derrick Barge



Liftboats and OSVs
86%
74%
71%
58%
62%
62%
57%
58%
41%
35%
27%
42%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Liftboats
OSVs and Crew Boat



Diving
91%
74%
68%
53%
19%
11%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Diving Vessels

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© 2025 Helix ESG

Key Financial Metrics

Page 14 © 2025 Helix ESG Total funded debt† of $319 million at 6/30/25 • $300 million Senior Notes due 2029 – 9.75% • $19 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 Debt Instrument Profile † Excludes $8 million of remaining unamortized debt discount and issuance costs $4 $10 $5 $300 $0 $50 $100 $150 $200 $250 $300 2025 2026 2027 2028 2029 Principal Payment Schedule at 6/30/25 ($ in millions) MARAD 2029 Senior Notes $189 $332 $368 $320 ($264) ($362) ($315) ($312) $285 $431 $430 $375 $(75) $(30) $53 $8 ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash Long-term debt Liquidity Net Debt 12/31/22 12/31/23 12/31/24 6/30/25 Debt and Liquidity Profile at 6/30/25 ($ in millions) 1 Long-term debt net of debt issuance costs 2 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility but excludes cash pledged to the ABL facility 3 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 1 2 3 Amounts may not add due to rounding

2025 Outlook

2025 Forecast

Key Financial Metrics

($ in millions)		2025 Outlook		2024 Actual
Revenues	$	1,200 - 1,300	$	1,359
Adjusted EBITDA[1]		225 - 265		303
Capital Additions[2]		70 - 80		59
Free Cash Flow[1]		90 - 140		163
Revenue Split:				
Well Intervention	$	700 - 775	$	830
Robotics		300 - 315		298
Shallow Water Abandonment		160 - 170		187
Production Facilities		70		89
Eliminations		(30)		(45)
Total Revenue	**$**	**1,200 - 1,300**	**$**	**1,359**

Amounts may not add due to rounding

1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

2 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

Key Forecast Changes and Drivers

Our 2025 outlook has been reduced, primarily in our Well Intervention segment, to align with the softening market due to the current economic and geopolitical climate and related uncertainties; most of our remaining uncertainties are during the fourth quarter 2025

Our outlook for the remainder of 2025 will be affected by, among other things, the following expected drivers:

Well Intervention

- *Well Enhancer* – utilization during the fourth quarter
- *Q4000* – utilization during the fourth quarter
- Brazil – *Siem Helix 1* transition from Trident to new Petrobras contract

Robotics

- Seasonal utilization in the North Sea and Asia Pacific on chartered vessels

Shallow Water Abandonment

- Strength of contracting for decommissioning obligations related to oil and gas properties that have reverted to former owners following bankruptcies; seasonal utilization of shallow water operations

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Page 17 © 2025 Helix ESG Well Intervention • Q5000 (Gulf of America) – contracted work with high expected utilization through remainder of 2025 • Q4000 (Gulf of America / West Africa) – vessel expected to complete contracted three-well abandonment project end of July, followed by approximate 30-day regulatory docking; identified opportunities during remainder of 2025 with scheduling gaps expected • Well Enhancer (North Sea) – contracted work into Q4 with expected seasonal stacking at end of year; all North Sea Well Intervention work expected to be concentrated here • Seawell (North Sea) – vessel warm-stacked with work concentrated onto the Well Enhancer; no utilization expected during 2025 • Q7000 (Brazil) – under 400-day contract for Shell into Q2 2026 • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy into Q4, followed by transition to three-year contract with Petrobras into Q4 2028 • Siem Helix 2 (Brazil) – under three-year contract with Petrobras into Q1 2028 • IRS rental units (Global) – 15K IRS contracted through Q3; 10K IRS rentals being marketed globally Shallow Water Abandonment • Liftboats – expect seasonal utilization on up to seven liftboats during remainder of 2025 • OSVs – expect seasonal utilization on up to four OSVs during remainder of 2025 • P&A Systems – expect seasonal utilization on up to ten P&A systems during remainder of 2025 • CT Systems – expect seasonal utilization on up to two CT systems during remainder of 2025 • DSVs – expect seasonal utilization on all three diving vessels during remainder of 2025 • Epic Hedron – expect good seasonal utilization during remainder of 2025 Robotics • Grand Canyon II (Asia Pacific) – expected to be highly utilized during remainder of 2025 with contracted ROV support work in Malaysia and Thailand into Q1 2026 • Grand Canyon III (North Sea) – expected to be highly utilized on contracted trenching scopes for both renewables and oil and gas customers throughout remainder of 2025 • Shelia Bordelon (U.S.) – contracted work through August on the U.S. East Coast; identified opportunities in Gulf of America beginning September with good utilization expected into Q4 • North Sea Enabler (North Sea, U.S.) – expected to have high utilization during 2025, performing trenching and ROV support on both oil and gas and renewable projects into November, with identified opportunities for the remainder of 2025 • Glomar Wave (North Sea, Baltic Sea) – under flexible charter with contracted UXO and boulder clearance work in the Baltic Sea into November • Trym (North Sea) – expected to perform renewables site preparation and site clearance work into Q4 • Spot Vessel – JD Assister trenching operations with the i-Plough in the Baltic Sea expected into August • Trenchers (Global) – six trenchers with expected two ongoing working integrated vessel trencher spreads in the North Sea, one trencher working on third-party vessel in Taiwan, one trencher contracted to work on third-party vessel in the Mediterranean beginning July and the i-Plough contracted on a Helix-chartered spot vessel in Baltic Sea into August • ROVs (Global) – expect strong ROV utilization over remainder of 2025 Production Facilities • Helix Producer I – under contract throughout 2025 • Thunder Hawk – wells expected to be shut in throughout 2025; remediation not expected until 2026 • Droshky – ongoing production expected throughout 2025 2025 Segments Outlook

Page 18 © 2025 Helix ESG 2025 Capital additions1 are forecasted at approximately $70 – $80 million: • Capital Additions during Q2 included approximately $17 million for regulatory certification costs for our vessels and systems (principally on the Q5000), which are reported in operating cash flows, and approximately $5 million for capital expenditures • Capital additions during the remainder of 2025 are expected to be: • Approximately $9 – $15 million for regulatory recertifications of our vessels and systems, reported in operating cash flows • Approximately $9 – $13 million for capital expenditures, reported in investing cash flows Free Cash Flow2 • Free Cash Flow outlook includes approximately $70 – $80 million of capital spending, $30 million of cash interest, and cash taxes expected between $30 – $40 million • Working capital expected to be impacted by seasonality and timing of collections from customers Balance Sheet • No significant debt maturities until 2029; semi-annual maturity of our MARAD debt of $4 million remaining in 2025 • Targeting a minimum 25% of Free Cash Flow for share repurchases Capital Additions, Cash Flow and Balance Sheet 1 Capital additions represents accrued capital additions; total cash capital spending was approximately $16 million for regulatory certification costs and $4 million for capital expenditures during Q2 2 Free Cash Flow is a non-GAAP financial measure; see non-GAAP reconciliations below

Page 19 © 2025 Helix ESG Key Financial Metrics – Capital Allocation Strategic Capital • Build cash surplus to deploy opportunistically Return to Shareholders • $200M share repurchase plan • $72M of repurchases to date under plan Maintenance Capital • Regulatory certification of vessels and systems Balance Sheet • Simplified capital structure • Maintain sufficient liquidity, low net debt $375M Liquidity at 6/30/25 ($8M) Net Debt1 at 6/30/25 Targeting minimum 25% FCF $70-80M Forecasted in 2025 Opportunistic 1 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliation below

Non-GAAP Reconciliations and Supplemental Information

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 6/30/25	Three Months Ended 6/30/24	Three Months Ended 3/31/25	Six Months Ended 6/30/25	Six Months Ended 6/30/24	Year Ended 12/31/24
Reconciliation from Net Income (Loss) to Adjusted EBITDA:						
Net income income (loss)	$ (2,598)	$ 32,289	$ 3,072	$ 474	$ 6,002	$ 55,637
Adjustments:						
Income tax provision (benefit)	(5,997)	14,725	453	(5,544)	13,027	26,427
Net interest expense	5,875	5,891	5,706	11,581	11,368	22,629
Other (income) expense, net	(437)	382	357	(80)	2,598	3,922
Depreciation and amortization	45,389	43,471	42,482	87,871	89,824	173,292
EBITDA	42,232	96,758	52,070	94,302	122,819	281,907
Adjustments:						
Loss on disposition of assets	-	-	-	-	150	479
Losses related to convertible senior notes	-	-	-	-	20,922	20,922
General provision for (release of) current expected credit losses	198	137	(85)	113	(6)	(161)
Adjusted EBITDA	$ 42,430	$ 96,895	$ 51,985	$ 94,415	$ 143,885	$ 303,147
Free Cash Flow:						
Cash flows from operating activities	$ (17,133)	$ (12,164)	$ 16,442	$ (691)	$ 52,320	$ 186,028
Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries	(4,470)	(3,989)	(4,488)	(8,958)	(7,231)	(22,840)
Free Cash Flow	$ (21,603)	$ (16,153)	$ 11,954	$ (9,649)	$ 45,089	$ 163,188
Net Debt:						
Long-term debt including current maturities of long-term debt	$ 311,612	$ 318,629	$ 311,109	$ 311,612	$ 318,629	$ 315,157
Less: Cash and cash equivalents	(319,743)	(275,066)	(369,987)	(319,743)	(275,066)	(368,030)
Net Debt	$ (8,131)	$ 43,563	$ (58,878)	$ (8,131)	$ 43,563	$ (52,873)

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© 2025 Helix ESG

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25
Reconciliation from Net Income (Loss) to Adjusted EBITDA:										
Net income income (loss)	$ (5,165)	$ 7,100	$ 15,560	$ (28,333)	$ (26,287)	$ 32,289	$ 29,514	$ 20,121	$ 3,072	$ (2,598)
Adjustments:										
Income tax provision (benefit)	(2,018)	3,312	8,337	8,721	(1,698)	14,725	9,520	3,880	453	(5,997)
Net interest expense	4,187	4,228	4,152	4,771	5,477	5,891	5,689	5,572	5,706	5,875
Other (income) expense, net	(3,444)	5,740	8,257	(6,963)	2,216	382	49	1,275	357	(437)
Depreciation and amortization	37,537	39,227	43,249	44,103	46,353	43,471	42,904	40,564	42,482	45,389
EBITDA	31,097	59,607	79,555	22,299	26,061	96,758	87,676	71,412	52,070	42,232
Adjustments:										
(Gain) loss on disposition of assets	(367)	-	-	-	150	-	(100)	429	-	-
Acquisition and integtation costs	231	309	-	-	-	-	-	-	-	-
Change in fair value of contingent consideration	3,992	10,828	16,499	10,927	-	-	-	-	-	-
Losses related to convertible senior notes	-	-	-	37,277	20,922	-	-	-	-	-
General provision for (release of) current expected credit losses	141	548	331	129	(143)	137	45	(200)	(85)	198
Adjusted EBITDA	$ 35,094	$ 71,292	$ 96,385	$ 70,632	$ 46,990	$ 96,895	$ 87,621	$ 71,641	$ 51,985	$ 42,430
Free Cash Flow:										
Cash flows from operating activities	$ (5,392)	$ 31,501	$ 31,611	$ 94,737	$ 64,484	$ (12,164)	$ 55,731	$ 77,977	$ 16,442	$ (17,133)
Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries	(6,300)	(1,255)	(8,245)	(2,859)	(3,242)	(3,989)	(3,086)	(12,523)	(4,488)	(4,470)
Free Cash Flow	$ (11,692)	$ 30,246	$ 23,366	$ 91,878	$ 61,242	$ (16,153)	$ 52,645	$ 65,454	$ 11,954	$ (21,603)
Net Debt:										
Long-term debt including current maturities of long-term debt	$ 260,460	$ 260,968	$ 227,257	$ 361,722	$ 318,164	$ 318,629	$ 314,673	$ 315,157	$ 311,109	$ 311,612
Less: Cash and cash equivalents and restricted cash	(169,182)	(182,651)	(168,370)	(332,191)	(323,849)	(275,066)	(324,120)	(368,030)	(369,987)	(319,743)
Net Debt	$ 91,278	$ 78,317	$ 58,887	$ 29,531	$ (5,685)	$ 43,563	$ (9,447)	$ (52,873)	$ (58,878)	$ (8,131)

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© 2025 Helix ESG

Page 23 © 2025 Helix ESG Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gains or losses on disposition of assets, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant. Non-GAAP Reconciliations

Page 24 © 2025 Helix ESG • Seasonal activities typically generate stronger performance during Q2 and Q3 and a decline in activity during Q1 and Q4: • Seasonal peaks generally in Q3 and troughs in Q1 • Business units most impacted by seasonality include: • Well Intervention and Robotics in the North Sea • Shallow Water Abandonment • Quarterly activity also influenced by the timing of regulatory dockings and long-term transits and mobilizations Historical Quarterly Revenue, Earnings & Cash Flow 1 EBITDA is a non-GAAP financial measure; see non-GAAP reconciliations above

25 Page 25 © 2025 Helix ESG Sustainability continues to impact our business strategy and decision-making with a focus on our commitment to energy security and participation in the world’s energy transition. Through maximizing existing reserves, decommissioning and renewable energy support, our services lay the foundation for this transition. Our 2024 Corporate Sustainability Report details our Greenhouse Gas Emissions and reduction targets and is designed to align and be guided by the Task Force for Climate-Related Financial Disclosure (TCFD) voluntary reporting framework, the Applicable Value Reporting Foundation’s Sustainability Accounting Standards Board (SASB) – Oil Read our 2024 Corporate Sustainability Report Corporate Sustainability

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